SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  OCTOBER 31, 1999
                                                   ----------------


                           MENTOR GRAPHICS CORPORATION
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               (Exact name of registrant as specified in charter)



                OREGON                 0-13442             93-0786033
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     (State or other jurisdiction    (Commission         (IRS Employer
           of incorporation)         File Number)      Identification No.)



            8005 S.W. BOECKMAN ROAD,                       97070-7777
                 WILSONVILLE, OR
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    (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (503) 685-7000
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                                    NO CHANGE
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         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

     On October 31, 1999, Mentor Graphics Corporation, an Oregon corporation ("Mentor Graphics") completed the acquisition of substantially all of the assets of VeriBest, Inc. ("VeriBest"), a Delaware corporation and subsidiary of Intergraph Corporation ("Intergraph"). Mentor Graphics intends to continue to offer and support VeriBest's electronic design automation product lines, and to continue to use VeriBest's product development resources.

     The purchase price for VeriBest's assets consisted of $9,130,000 in cash and a warrant to purchase 500,000 shares of Mentor Graphics common stock at $15 per share exercisable from October 31, 2001 until October 31, 2002. Mentor Graphics also assumed deferred maintenance and other liabilities.

     The cash paid at closing was funded from Mentor Graphics' available cash balances. The amount of consideration paid in connection with the transaction was determined in arms-length negotiations between Mentor Graphics and Intergraph.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

    (a)  Financial Statements of Business Acquired.

         Audited Balance Sheets of VeriBest as of September 30, 1999 and December 31, 1997 and 1998, and related audited Statements of Operations, Shareholders' Equity and Cash Flows of VeriBest for the nine months ended September 30, 1999 and the two years ended December 31, 1998.

         Unaudited Statements of Operations and Cash Flows of VeriBest for the nine-months ended September 30, 1998.

         The foregoing financial statements are not included in this report and will be filed by amendment to this report on or before January 14, 2000.

    (b)  Pro Forma Financial Information.

         Pro forma Balance Sheet as of September 30, 1999 and pro forma Statements of Operations for the year ended December 31, 1998 and the nine-month period ended September 30, 1999.

         The foregoing pro forma financial statements are not included in this report and will be filed by amendment to this report on or before January 14, 2000.

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
    (c)  Exhibits.

         2.1 Asset Purchase Agreement dated October 31, 1999 among Registrant and VeriBest, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MENTOR GRAPHICS CORPORATION
                                       (Registrant)


Date: November 12, 1999                By: DEAN FREED
                                           -------------------------------------
                                           Dean M. Freed
                                           Vice President and General Counsel

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
                                INDEX TO EXHIBITS


EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

  2.1 Asset Purchase Agreement dated October 31, 1999 among Registrant and VeriBest, Inc.

           The following schedules and exhibits to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

           Schedule 2.5.1    Material Leases/Agreement Relating to Property
           Schedule 2.5.2    Material Licenses Relating to Intellectual Property
           Schedule 2.5.3    Material Employment Agreements and Benefit Plans
           Schedule 2.5.4    Patents and other Intellectual Property
           Schedule 2.5.5    Agreements Relating to Indebtedness
           Schedule 2.5.6    Contracts with Payments over $50,000
           Schedule 2.5.7    Litigation
           Schedule 2.5.8    Material Consents
           Schedule 2.10     Undisclosed Material Liabilities
           Schedule 2.12     Material Adverse Changes
           Exhibit 8.4       Patent License
           Exhibit 9.5       Escrow Release Letter

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